Self Administration Transaction	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Self Administration Transaction
3 .	Self Administration Transaction
Fair Value of Consideration Transferred
The Company accounted for the Self Administration Transaction as a business combination under the acquisition method of accounting.
Under the terms of the Self Administration Transaction, the following consideration was given in exchange for 100% of the membership interests in GRECO:

Amount
Fair value of EA-1 Operating Partnership units issued	$205,000
Fair value of earn-outs	29,380
Accrued liabilities:
Executive deferred compensation plan	7,795
Other liabilities	11,890

Total consideration	254,065
Less: accounts receivable from affiliates and other assets	(19,878)

Net consideration	$234,187

As part of the Self Administration Transaction, the Current Operating Partnership issued 20.4 million OP Units with an estimated fair value per unit of $10.03. The terms of the Self Administration Transaction included two earn-outs structured with an estimated fair value obligation of approximately $29.4 million.
Assets Acquired and Liabilities Assumed
The Self Administration Transaction was accounted for using the acquisition method of accounting under ASC 805, Business Combinations (“ASC 805”), which requires, among other things, the assets acquired and liabilities assumed to be recognized at their fair values as of the acquisition date.

During the nine months ended September 30, 2019, the Company finalized the purchase price allocation for the Self Administration Transaction. The following table summarizes the finalized purchase price allocation:

Amount
Assets:
Accounts receivable from affiliates and other assets	$19,878
Management contract intangibles	4,239
Goodwill	229,948

Total assets acquired	254,065
Liabilities:
Earn-outs (due to affiliates)	29,380
Executive deferred compensation plan	7,795
Other liabilities	11,890

Total liabilities assumed	49,065

Net assets acquired	$205,000

The intangible assets acquired primarily consist of property management and advisory contracts that the Company, as advisor and property manager through certain subsidiaries, had with GCEAR. The value of the contracts was determined based on a discounted cash flow valuation of the projected revenues of the acquired contracts. The contracts are subject to an estimated useful life of approximately three months. As of September 30, 2019, the management and advisory contracts were fully amortized.
Goodwill
In connection with the Self Administration Transaction, the Company recorded goodwill of $229.9 million as a result of the consideration exceeding the fair value of the net assets acquired. Goodwill represents the estimated future benefits arising from other assets acquired that could not be individually identified and separately recognized. The goodwill recorded represents the Company’s acquired workforce and its ability to generate additional opportunities for revenue and raise additional funds.

Pro Forma Financial Information (unaudited)
The following condensed pro forma operating information is presented as if the Self Administration Transaction occurred in 2018 and had been included in operations as of January 1, 2018. The pro forma operating information excludes certain nonrecurring adjustments, such as acquisition fees and expenses incurred, to reflect the pro forma impact the acquisition would have on earnings on a continuous basis:

Year Ended December 31, 2018
Revenue	$336,359

Net income	$61,362

Net income attributable to noncontrolling interests	$9,309

Net income attributable to common stockholders (1)	$48,423

Net income attributable to common stockholders per share, basic and diluted	$0.29

(1)
Amount is net of net income (loss) attributable to noncontrolling interests, distributions to redeemable noncontrolling interests attributable to common stockholders and distributions to preferred shareholders.